UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	July 10, 2018

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

On July 11, 2018, Sempra Energy (the “Company”) filed a Certificate of Determination (the “Certificate of Determination”) with the Secretary of State of the State of California to establish the designations, privileges, preferences, rights and restrictions of its 6.75% Mandatory Convertible Preferred Stock, Series B (the “Series B Mandatory Convertible Preferred Stock”). The Certificate of Determination became effective on the date of its filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Subject to certain exceptions, so long as any share of Series B Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Company’s common stock or any other class or series of junior stock, and no common stock or any other junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless, in each case, all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends, on all outstanding shares of Series B Mandatory Convertible Preferred Stock. In the event that dividends have not been paid for six or more dividend periods, whether or not consecutive, the holders of the Series B Mandatory Convertible Preferred Stock, voting together as a single class (with holders of any and all other preferred stock of equal rank having similar voting rights then outstanding, which includes holders of the Company’s 6% Mandatory Convertible Preferred Stock, Series A), shall have the right to elect two directors to fill two newly created directorships. This right shall terminate when all accumulated dividends on the Series B Mandatory Convertible Preferred Stock have been paid in full and, upon such termination and termination of the right of holders of any such other preferred stock of equal rank to elect such directors, the authorized number of directors shall automatically decrease by two, subject to the revesting of that right in the event of each subsequent nonpayment.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of the Series B Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $100.00 per share of the Series B Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on such shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of debts and other liabilities owed to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

The terms of the Series B Mandatory Convertible Preferred Stock, including such restrictions, are more fully described in the Certificate of Determination and below under Item 5.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information regarding the Certificate of Determination contained in Item 3.03 of this report is incorporated by reference herein. The expected dividend payable on the first dividend payment date on October 15, 2018 is $1.725 per share. Each subsequent dividend is expected to be paid quarterly at the rate of $1.6875 per share, with dividend payment dates occurring on January 15, April 15, July 15 and October 15 of each year. The Series B Mandatory Convertible Preferred Stock will convert into common stock on the mandatory conversion date, which is expected to be July 15, 2021, at conversion rates set forth in the Certificate of Determination. As set forth in the Certificate of Determination, the Series B Mandatory Convertible Preferred Stock may be converted into common stock prior to the mandatory conversion date at the option of the holders thereof. Except as required by California law or as described in Item 3.03 of this report and the Certificate of Determination, the Series B Mandatory Convertible Preferred Stock will not have voting rights.

Item 8.01. Other Events.

Offering of Common Stock

On July 10, 2018, the Company entered into (a) forward sale agreements with each of Citibank, N.A. and JPMorgan Chase Bank, National Association, London Branch (collectively, the “forward purchasers”), and (b) an underwriting agreement with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto (the “Common Stock Underwriters”), and the forward sellers party thereto. The underwriting agreement provides for the public offering and sale of 9,750,000 shares of the Company’s common stock at a public offering price of $113.75 per share (the “Common Stock Offering”).

The forward purchasers or their affiliates are expected to borrow and sell an aggregate of 9,750,000 shares of the Company’s common stock to the Common Stock Underwriters on July 13, 2018 in connection with the closing of the Common Stock Offering. The Company intends (subject to the Company’s right to elect cash or net share settlement subject to certain conditions) to issue and sell, upon physical settlement of the forward sale agreements on one or more dates specified by the Company occurring no later than December 15, 2019, an aggregate of 9,750,000 shares of the Company’s common stock to the forward purchasers at an initial forward sale price of $111.873125 per share, subject to certain adjustments as provided in the forward sale agreements.

The Company granted the Common Stock Underwriters an option to purchase up to an additional 1,462,500 shares of the Company’s common stock directly from the Company, which option was exercised in full on July 11, 2018.

The shares are being offered under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3, as amended by post-effective Amendment No. 1 (File No. 333-220257) (the “Shelf Registration Statement”). Copies of the underwriting agreement and each forward sale agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

Offering of 6.75% Mandatory Convertible Preferred Stock, Series B

On July 10, 2018, the Company entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the representatives of the several underwriters named on Schedule I thereto (the “Preferred Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Stock Underwriters an aggregate of 5,000,000 shares of its Series B Mandatory Convertible Preferred Stock for resale at a public offering price of $100.00 per share in a registered public offering pursuant to the Shelf Registration Statement (the “Mandatory Convertible Preferred Stock Offering”). Pursuant to the Preferred Stock Underwriting Agreement, the Company granted the Preferred Stock Underwriters an option to purchase up to an additional 750,000 shares of Series B Mandatory Convertible Preferred Stock from the Company, which option was exercised in full on July 11, 2018. Copies of the Preferred Stock Underwriting Agreement and the Certificate of Determination establishing the terms of the Series B Mandatory Convertible Preferred Stock (which includes the form of certificate evidencing the shares of the Series B Mandatory Convertible Preferred Stock) are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

The Company is expected to close the Common Stock Offering (including the 1,462,500 additional shares subject to the option granted to the Common Stock Underwriters) and the issuance and sale of 5,750,000 shares of Series B Mandatory Convertible Preferred Stock in the Mandatory Convertible Preferred Stock Offering on July 13, 2018.

Cautionary Note Regarding Forward-Looking Statements

This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

Such forward–looking statements include, among other things, statements regarding the timing and amount of dividend payments by the Company on the Series B Mandatory Convertible Preferred Stock, the Company’s ability to pay dividends on the Series B Mandatory Convertible Preferred Stock, the expected mandatory conversion date of the Series B Mandatory Convertible Preferred Stock, the Company’s intention to physically settle the forward sale agreements, as opposed to cash or net share settlement, and references to the completion of the Common Stock Offering and the Mandatory Convertible Preferred Stock Offering. Factors, among others, that could cause our actual results and future actions to differ materially from those described in any forward-

looking statements include risks and uncertainties relating to: the impact of current global economic, credit and market conditions and the satisfaction of customary closing conditions related to the Common Stock Offering and the Mandatory Convertible Preferred Stock Offering, as well as risks and uncertainties associated with our business in general, including, actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in obtaining or maintaining permits and other authorizations on a timely basis, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners and counterparties; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denials of approvals of proposed settlements or modifications of settlements; and delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers (including with respect to amounts associated with the San Onofre Nuclear Generating Station facility and 2007 wildfires) or regulatory agency approval for projects required to enhance safety and reliability, any of which may raise our cost of capital and materially impair our ability to finance our operations; the greater degree and prevalence of wildfires in California in recent years and risk that we may be found liable for damages regardless of fault, such as in cases where the inverse condemnation doctrine applies, and risk that we may not be able to recover any such costs in rates from customers in California; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets; volatility in commodity prices; moves to reduce or eliminate reliance on natural gas; the impact on the value of our investments in natural gas storage and related assets from low natural gas prices, low volatility of natural gas prices and the inability to procure favorable long-term contracts for storage services; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of insurance, to the extent that such insurance is available or not prohibitively expensive; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; our ability to successfully execute our plan to divest certain non-strategic assets on the anticipated timeframe, if at all, or that such plan may not yield the anticipated benefits; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; the impact of recent federal tax reform and uncertainty as to how it may be applied, and our ability to mitigate adverse impacts; actions by credit rating agencies to downgrade our credit ratings of us or those of our subsidiaries or to place those ratings on negative outlook; changes in foreign and domestic trade policies and laws, including border tariffs, and revisions to international trade agreements, such as the North American Free Trade Agreement, that make us less competitive or impair our ability to resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability to realize the anticipated benefits from our investment in Oncor Electric Delivery Holdings Company LLC (Oncor Holdings); indebtedness we have incurred to fund the acquisition of our investment in Oncor Holdings, which may make it more difficult for us to repay or refinance our debt or may require us to take other actions that may decrease business flexibility and increase borrowing costs; Oncor Electric Delivery Company LLC’s (Oncor) ability to eliminate or reduce its quarterly dividends due to its requirement to meet and maintain its regulatory capital structure, or because any of the three major credit rating agencies rates Oncor’s senior secured debt securities below BBB (or the equivalent) or Oncor’s independent directors or a minority member director determine it is in the best interest of Oncor to retain such amounts to meet future capital expenditures; actions of activist shareholders, which could impact the market price of our common stock, preferred stock and other securities and disrupt our operations as a result of, among other things, requiring significant time and attention by management and our board of directors; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 10, 2018, by and among Sempra Energy and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and the forward sellers party thereto

1.2	Underwriting Agreement, dated July 10, 2018, by and among Sempra Energy and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

1.3	Confirmation of Registered Forward Transaction, dated July 10, 2018, by and between Sempra Energy and Citibank, N.A.

1.4	Confirmation of Registered Forward Transaction, dated July 10, 2018, by and between Sempra Energy and JPMorgan Chase Bank, National Association, London Branch

3.1	Certificate of Determination of the 6.75% Mandatory Convertible Preferred Stock, Series B, of Sempra Energy (including the form of certificate representing the 6.75% Mandatory Convertible Preferred Stock, Series B), filed with the Secretary of State of the State of California and effective July 11, 2018

4.1	Certificate of Determination of the 6.75% Mandatory Convertible Preferred Stock, Series B, of Sempra Energy (including the form of certificate representing the 6.75% Mandatory Convertible Preferred Stock, Series B), filed with the Secretary of State of the State of California and effective July 11, 2018 (included as Exhibit 3.1)

5.1	Opinion of Latham & Watkins LLP, relating to the Company’s Common Stock

5.2	Opinion of Latham & Watkins LLP, relating to the Company’s 6.75% Mandatory Convertible Preferred Stock, Series B

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: July 13, 2018

By:	/s/ Peter R. Wall
	Name:	Peter R. Wall
	Title:	Vice President, Controller and Chief Accounting Officer